UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2023

IGEN NETWORKS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-141875	20-5879021
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

28375 Rostrata Ave, Lake Elsinore, CA	92532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 855-912-5378

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On July 17, 2023, we dismissed GreenGrowth CPAs (“GGCPA”) as our company’s independent principal accountant to audit the Company’s financial statements. The decision to change accountants was approved by our board of directors. Our company does not have a standing Audit Committee.

The reports of GGCPA on the consolidated financial statements of IGEN as of and for the fiscal year ended December 31, 2022 did not contain any adverse opinion or disclaimer of opinion. That report was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2022 there were no disagreements between GGCPA and IGEN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which such disagreements, if not resolved to the satisfaction of GGCPA, would have caused GGCPA to make reference to the subject matter of the disagreements in connection with their report. Furthermore, during the fiscal year ended December 31, 2022, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We have provided GGCPA with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested GGCPA to furnish to our company a letter addressed to the SEC stating that it agrees with the statements made above.

(b) Engagement of New Independent Registered Public Accounting Firm.

On July 17, 2023, we engaged BFBorgers Certified Public Accountants (“BFBorgers”), an independent certified public accounting firm, as our principal independent accountant with the approval of our board of directors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with BFBorgers regarding either:

1.

The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that BFBorgers concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGEN NETWORKS CORPORATION

/s/ Neil Chan
Chief Executive Officer

Date: July 17, 2023

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